                                                               CENTEX EXHIBIT 24


                               CENTEX CORPORATION

                               POWER OF ATTORNEY



         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 registering the issuance and sale of up to 1,500,000 shares of the Company's Common Stock, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of May, 1997.




                                        /s/ JUAN L. ELEK
                                        ---------------------------------------
                                        Juan L. Elek
                                        Director
                                        Centex Corporation

                                                               CENTEX EXHIBIT 24


                               CENTEX CORPORATION

                               POWER OF ATTORNEY



         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 registering the issuance and sale of up to 1,500,000 shares of the Company's Common Stock, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of May, 1997.




                                        /s/ ALAN B. COLEMAN
                                        ---------------------------------------
                                        Alan B. Coleman
                                        Director
                                        Centex Corporation

                               CENTEX CORPORATION

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 registering the issuance and sale of up to 1,500,000 shares of the Company's Common Stock, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of May, 1997.





                                        /s/ CLINT W. MURCHISON, III
                                        ---------------------------------------
                                        Clint W. Murchison, III
                                        Director
                                        Centex Corporation

                               CENTEX CORPORATION

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 registering the issuance and sale of up to 1,500,000 shares of the Company's Common Stock, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of May, 1997.




                                        /s/ CHARLES H. PISTOR
                                        ---------------------------------------
                                        Charles H. Pistor
                                        Director
                                        Centex Corporation

                               CENTEX CORPORATION

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 registering the issuance and sale of up to 1,500,000 shares of the Company's Common Stock, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of May, 1997.




                                        /s/ PAUL R. SEEGERS
                                        ---------------------------------------
                                        Paul R. Seegers
                                        Director
                                        Centex Corporation

                               CENTEX CORPORATION

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 registering the issuance and sale of up to 1,500,000 shares of the Company's Common Stock, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of May, 1997.




                                        /s/ PAUL T. STOFFEL
                                        ---------------------------------------
                                        Paul T. Stoffel
                                        Director
                                        Centex Corporation

                                                                    3333 HOLDING
                                                                      EXHIBIT 24



                            3333 HOLDING CORPORATION

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints J. Stephen Bilheimer as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact") as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Holding Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 registering the issuance and sale of up to 1,500,000 shares of the Common Stock of Centex Corporation and corresponding beneficial interests in the Company's Common Stock as described therein, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of May, 1997.




                                        /s/ DAVID M. SHERER
                                        ---------------------------------------
                                        David M. Sherer
                                        Director
                                        3333 Holding Corporation

                                                              CENTEX DEVELOPMENT
                                                                      EXHIBIT 24



                        CENTEX DEVELOPMENT COMPANY, L.P.

                               POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints J. Stephen Bilheimer as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact") as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Development Company, L.P. (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 registering the issuance and sale of up to 1,500,000 shares of the Common Stock of Centex Corporation and corresponding beneficial interests in 900 warrants to purchase Class B units of limited partnership interest in the Company as described therein, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of May, 1997.




                                        /s/ DAVID M. SHERER
                                        ---------------------------------------
                                        David M. Sherer
                                        Director
                                        Centex Development Company, L.P.